Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of November     , 2015 by and between MannKind Corporation, a public corporation incorporated in Delaware, U.S.A (the “Company”) and the undersigned identified on the signature page attached hereto (“Purchaser”).

ARTICLE 1.

PURCHASE AND SALE OF SHARES

1.1 Purchase and Sale of Shares. Purchaser hereby irrevocably agrees to purchase from the Company, and the Company irrevocably agrees to sell to Purchaser pursuant to the Registration Statement (as defined below) a number of common shares, $0.01 par value each, (“Shares”) that Purchaser is required to hold upon the Company’s common stock entering the following TASE Indexes: TA-75, TA-100, TA-Composite, TA-Biomed, TA-BlueTech, TA-Tech – Elite, or such lesser number as provided in Section 1.2 below, at a price per Share equal to ninety-seven percent (97%) of the closing price of the Shares on the Tel Aviv Stock Exchange (“TASE”) on November 12, 2015, that is the TASE trading day immediately preceding the first day on which the Company’s common stock enters the TASE Indexes (the “Price Per Share” or “PPS”).

1.2 Adjustment to Number of Shares Sold. Purchaser shall provide the Company and Sunrise Securities Corp., the exclusive placement agent (the “Placement Agent”), with the exact number of Shares to be purchased in accordance with Purchaser’s obligation in Section 1.1. above by November 11, 2015, at 6:00 p.m., Israel time, and the Company will then notify Purchaser by November 12, 2015, at 12:00 p.m., Israel time, whether the Company accepts all or part of the share subscription in accordance with Section 1.2(b) below (the “Share Amount”). The number of Shares that Purchaser shall purchase under this Agreement may be subject to reduction as provided in this Section.

(a)	For purposes of Section 1.1 and this Section 1.2, any Shares purchased by Purchaser from sources other than the Company shall not reduce the number of Shares that Purchaser is required to purchase from the Company under this Agreement.

(b)

Purchaser acknowledges and agrees that the Shares being offered to Purchaser under this Agreement by the Company are part of an allotment of Shares that are being offered to other sophisticated investors (“Sophisticated Investor”). The total number of Shares available to all Sophisticated Investors including Purchaser will not exceed the lowest of: (a) 20% of the issued and outstanding common stock of the Company; or (b) 50,000,000 Shares ( (a) or (b), the “Maximum Shares”). To the extent that the number of Shares that Purchaser is committing to purchase from the Company under Section 1.1 of this Agreement plus the total number of Shares that other Sophisticated Investors are committing to purchase under separate agreements with the Company exceeds the Maximum Shares, the Company will allocate Shares among Purchaser and the other Sophisticated Investors on a pro rata basis based on the respective number of Shares that Purchaser and the other Sophisticated Investors have agreed to purchase from the

Company, so that the total number of Shares sold by the Company to Purchaser and the other Sophisticated Investors does not exceed the Maximum Shares. In the event that the Company reduces the number of Shares to be sold to Purchaser as provided in this Section 1.2(b), the Company will promptly, and no later than November 12, 2015 at 12:00 p.m. Israel time, notify Purchaser of the Share Amount.

(c)	A reduction in the number of Shares sold to Purchaser pursuant to this Section 1.2 will not change the PPS.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1	Registration Statement.

(a)	The Company has prepared and filed with the United States Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-3 (File No. 333-206778) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) registering the offer and sale of the Shares. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the prospectus contained therein has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company shall file a prospectus supplement with the SEC in accordance with Rule 424(b) under the Securities Act describing the offer of the Shares (the “Prospectus Supplement”) prior to Closing within the time periods prescribed by such rule.

(b)	The Registration Statement, and the base prospectus together with the Prospectus Supplement, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(c)	When issued pursuant to this Agreement and the Registration Statement at Closing, the Shares will conform to the descriptions thereof in the Registration Statement and the Prospectus Supplement; and the issuance of the Shares is not subject to any preemptive or similar rights. Assuming the accuracy of the representations and warranties of Purchaser in Article 3 hereof, and assuming that Purchaser is not an affiliate of the Company, the Shares will not constitute “restricted securities” under the Securities Act and will not bear any restrictive legends prohibiting transfer under the Securities Act.

2.2	Valid Issuance of Shares. The Shares that are being purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms of this Agreement, including payment of the Purchase Price, will be duly and validly issued, fully paid, and nonassessable.

2.3	Listing and Maintenance Requirements. The common stock of the Company has been listed on the Nasdaq Global Market and the TASE.

2.4	Disclosure Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, during the twelve (12) months prior to the date hereof.

2.5	Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware.

2.6	Authority; Enforceability. The Company has the power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with its terms subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity.

2.7	No Conflict. Assuming the truth and accuracy of the Purchaser’s representations and warranties in Article 3, the execution and delivery of this Agreement and consummation of the sale of the Shares contemplated by this Agreement do not and will not violate any provisions of (i) the Securities Act or the Exchange Act or any rule or regulation thereunder, or the Israeli Securities Law, (ii) the Delaware General Corporation Law or the terms of any order, writ or decree of any court or judicial or regulatory authority or body by which the Company is bound, (iii) the Articles of Incorporation or bylaws of the Company, or (iv) the rules and regulations of the Nasdaq Global Market or the TASE applicable to the listing of the Company’s common stock.

2.8	No Litigation. There is no lawsuit, arbitration proceeding, or administrative action or proceeding pending or threatened against the Company which questions the validity of this Agreement or any action taken or to be taken by the Company in connection with this Agreement or the issue and sale of the Shares hereunder.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company the following:

3.1 Organization. Purchaser, if not a natural person, is either a corporation, limited liability company, partnership, trust or other entity duly organized, validly existing and in good standing under the laws of the state or other jurisdiction in which it is incorporated or otherwise organized.

3.2 Authority; Enforceability. Purchaser has the power and authority to execute and deliver this Agreement and to perform all of its obligations under this Agreement. This Agreement has been duly authorized and executed by Purchaser and is the valid and binding agreement of Purchaser enforceable in accordance with its terms, subject to: (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (ii) general principles of equity..

3.3 No Conflict. The execution and delivery of this Agreement, and consummation of the transactions contemplated hereunder, including the purchase of the Shares, by Purchaser do not and will not violate any provisions of (i) any rule, regulation, statute, or law applicable to Purchaser or (ii) the terms of any order, writ, or decree of any court or judicial or regulatory authority or body by which Purchaser is bound, or (iii) the articles of incorporation, bylaws, or similar charter or governing documents of Purchaser.

3.4 Classified Investor. The Purchaser hereby declares that it is not a “Classified Investor” as defined by the Israeli Secutrities Law.

3.5 No Short Sales. Purchaser has not, nor has any person or entity acting on behalf of or pursuant to any understanding, agreement, or arrangement with Purchaser, directly or indirectly executed any “short sale,” as defined in SEC Rule SHO, of the common stock of the Company since June 30, 2015.

3.6 Place of Business or Residence. Purchaser represents and warrants that Purchaser’s principal place of business or residence is as set forth on the signature page of this Agreement.

3.7 Access to Information. Purchaser acknowledges having the opportunity to review the Registration Statement (including the prospectus contained therein) and, the Prospectus Supplement , including the opportunity to review the documents and information incorporated by reference therein (including the Company’s Form 10-Q for the quarter ended September 30, 2015), prior to entering into this Agreement. Purchaser, in connection with its decision to enter into this Agreement, relied only upon the representations and warranties of the Company contained herein.

ARTICLE 4.

CLOSING

4.1 Time and Place of Closing. The consummation of the entire purchase and sale of the Shares (the “Closing”) shall take place on the date (the “Closing Date”) which shall be no later than the third Business Day after November 11, 2015, on which the TASE announces the number of the Company’s common shares required for the Indexes (the “Index Calculation Date”), and in any event no later than November 15, 2015, at 09:30 a.m., Israel time, but in the event that the Evaluated Purchase Price divided by PPS represents the exact or more than the Share Amount- the Closing shall take place no later than November 13, 2015. The Closing shall occur at the principal office of the Company or at such other place as the parties may agree. A “Business Day” shall be any day on which the banks in New York are not required or permitted to close.

4.2 Escrow Agent. Union Bank Trust Co. Ltd. will be appointed by the parties as the Escrow Agent (the “Escrow Agent”) in order to complete the transaction herein. The Company and Purchaser shall enter into an Escrow Agreement with the Escrow Agent for such purpose, a copy of which is attached as Exhibit A. The Escrow Agent shall hold cash consideration from Purchaser for the Shares in escrow and release such cash consideration to the Company and to the Placement Agent in accordance with the terms and conditions of the Escrow Agreement, as follows:

(a) At the close of the Index Calculation Date on TASE, that is November 11, 2015, and no later than November 12, 2015 at 12:00 p.m. Israel time, Purchaser shall deliver to the trust bank account to be established in the name of the escrow by wire transfer an amount in New Israeli Shekels (NIS) in immediately available funds that is equal to the Share Amount multiplied by the a price per share that is 110% of the TASE closing Share price on November 11, 2015 (the “Evaluated Purchase Price”).

(b) The Escrow Agent shall immediately notify the Company, the Placement Agent and the Purchaser in writing of receipt of the Evaluated Purchase Price from Purchaser (the “Written Notification”).

(c) At the close of the trading day on TASE on November 12, 2015, the Placement Agent will notify the Parties and the Escrow Agent of the PPS and the final purchase price, that is equal to the Share Amount multiplied by the PPS (the “Final Purchase Price”). The Parties hereby waive and release the Placement Agent from any claims regarding the PPS and the calculation of the Final Purchase Price.

(d) As soon as practical following the receipt of a Written Notification and PPS, and no later than November 12, 2015, if such Written Notification was received prior to or on November 12, 2015, the Company shall transfer an amount of Shares to Purchaser that is equal to the Evaluated Purchase Price divided by the PPS and rounded down to the nearest whole share, but no more than the Share Amount. Immediately following such transfer, the Shares will be available for pick up by Purchaser and no later than November 13, 2015. It is hereby clarified, that in accordance with Section 2.2 to this Agreement, the Company shall not issue shares unless the shares have been fully paid by Purchaser, and the Company received a Written Notification.

(e) After the Company has transferred the amount of Shares in Section 4.2(d) directly to an account designated by the Purchaser as provided in Section 4.3(b) and the Company has delivered a confirmation of such transfer from the Company’s transfer agent and the Purchaser confirmed the Escrow Agent of the receipt of shares, the Escrow Agent will release the Evaluated Purchase Price to the Company and to the Placement Agent in accordance with the Escrow Agreement.

(f) In the event the Evaluated Purchase Price delivered by Purchaser is higher than the Final Purchase Price, the Escrow Agent shall return the difference to the Purchaser within 3 business days of such deposit. In the event the Evaluated Purchase Price is lower than the Final Purchase Price, Purchaser shall deliver the difference no later than on November 13, 2015 at 10:00 a.m., Israel time, to the trust bank account to be established in the name of the escrow by wire transfer in New Israeli Shekels (NIS) in immediately available funds. As soon as practical following the receipt of a written notification from the Escrow Agent regarding the receipt of the Final Purchase Price, and no later than November 13, 2015 at 5:00 p.m. Eastern time, the Company shall transfer an amount of Shares to Purchaser that is equal to the difference, but in any event no more than the Share Amount. Immediately following such transfer, the Shares will be available for pick up by Purchaser.

(g) After the Company has transferred an amount of Shares in Section 4.2(f) directly to an account designated by the Purchaser as provided in Section 4.3 and the Company has delivered a confirmation of such transfer from the Company’s Transfer Agent, the Escrow Agent will release the difference between the Final Purchase Price and the Evaluated Purchase Price to the Company and to the Placement Agent in accordance with the Escrow Agreement.

(h) Expense Reimbursement. All fees and expenses payable to the Escrow Agent under the Escrow Agreement shall be borne by the Company, except for indemnification payments should any arise, which shall be paid in accordance with the Escrow Agreement.

4.3 Deliver of Shares By the Company.

The Shares purchased by Purchaser shall be delivered electronically via The Depository Trust Company Deposit/Withdrawal at Custodian system (“DWAC”) to an account designated by Purchaser. No later than November 10, 2015, Purchaser shall provide the Company with the DWAC identification and number of the account to which the Shares will be transferred and a properly completed Form W-8-BEN. Confirmation from Computershare Shareowner Services (the “Transfer Agent”) and registrar of the Shares that the Shares purchased by Purchaser have been issued as provided by this paragraph shall be sufficient evidence that the Shares have been issued to Purchaser and that the Escrow Agent may release the Purchase Price to the Company and the Placement Agent.

4.4 Conditions of the Company’s Obligation to Close. The obligation of the Company to sell the Shares to Purchaser on the Closing Date is conditioned upon the following:

(a) Payment and Delivery. The Company’s receipt of the entire cash consideration for all of the Shares being sold to Purchaser.

(b) Representations and Warranties. The representations and warranties made by Purchaser in ARTICLE 3 of this Agreement shall be true and correct in all material respects when made and on the Closing Date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects.

(c) Performance of Covenants. Purchaser shall have fully performed all covenants and agreements required to be performed by Purchaser on or before the Closing Date.

(d) Nasdaq Global Market Approval. If applicable, the Nasdaq Global Market shall have approved the Company’s additional listing application for the Shares to be sold to Purchaser.

(e) TASE Approval. The TASE shall have approved the Company’s application to list the Shares on the TASE.

(f) No Shareholder Vote Required. Under the rules and regulations of the Nasdaq Global Market, the issue and sale of the Shares to Purchaser and the other Sophisticated Investors shall not require approval by a vote or consent of the Company’sstockholders.

4.5 Conditions of Purchaser’s Obligation to Close. The obligation of Purchaser to purchase the Shares from the Company on theClosing Date is conditioned upon the following:

(a) Delivery. Purchaser’s receipt of the items required to be delivered by the Company under Section 4.2 above.

(b) Representations and Warranties. The representations and warranties made by the Company in ARTICLE 2 of this Agreement shall be true and correct in all material respects when made and on the Closing Date, unless made as of a specific date in which case they shall be accurate as of such date; provided, that any representation and warranty that it is itself qualified by a materiality standard shall be true and correct in all respects.

(c) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing Date.

(d) Bankruptcy; Insolvency. The Company shall not be subject to (i) any order for relief, or subject to any pending proceeding for reorganization or liquidation, under the United States Bankruptcy Code, as amended, or under any other law pertaining to insolvency of the Company or creditor’s rights generally, (ii) any appointment of a receiver for the Company or any of its assets, or (iii) any plan or action of dissolution or liquidation of the Company or its business.

(e) Listing. The Company’s common stock shall remain listed for trading on the Nasdaq Global Market and TASE, and such listings and trading shall not have been suspended, nor shall suspension by the SEC or the Nasdaq Global Market or TASE have been threatened, as of the Closing Date, in writing by the SEC, the Nasdaq Global Market, or the TASE.

(f) Inclusion in Indexes. The Company’s Shares shall be included in one or more of the Indexes.

ARTICLE 5.

ADDITIONAL COVENANTS

5.1 Further Assurances. Each party will execute, acknowledge, and deliver such additional certificates and documents and will take such additional actions as the other party may reasonably request on or after a Closing Date to effect, complete or perfect the issue and sale of the Shares to Purchaser.

5.2 Purchasers’ Market Activity. Purchaser agrees that Purchaser shall not, prior to the completion of the purchase and sale of the Shares on the Closing Date, engage in any short sale (as defined in SEC Rule SHO) of the Company’s common stock, directly or through or in arrangement with and any entity in control of, or under common control with Purchaser. Purchaser covenants and agrees that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to a press release, Purchaser will maintain the confidentiality of the existence and terms of this Agreement.

5.3 Public Disclosure by the Company. The Company may issue one or more press releases and file one or more Current Reports on Form 8-K under the Exchange Act describing the terms of the transactions contemplated by this Agreement, in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing. The Purchaser name will not be mentioned in the above said press releases.

5.4 Publicity. Purchaser shall not issue any press release or make any similar public statement or communication disclosing the terms of this Agreement or the transactions hereunder without the prior written consent of the Company, provided that the Company’s consent shall not unreasonably be withheld or delayed if such disclosure is required by law and Purchaser shall have provided the Company with a copy of the proposed press release or other public statement or communication a reasonable time prior to the public release or dissemination thereof.

ARTICLE 6.

MISCELLANEOUS

6.1 Governing Law. This Agreement shall be construed and governed in all respects by the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. All disputes and controversies arising out of or in connection with this Agreement shall be resolved non-exclusively by the state and federal courts located in the State of New York or the State of California, and each party agrees to submit to the jurisdiction of said courts.

6.2 Successors and Assigns. The parties may not assign their rights or obligations under this Agreement, directly or by operation of law, without the consent of the other party. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors and administrators of Purchaser and the Company.

6.3 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter of this Agreement. This Agreement and any term of this Agreement may be amended, waived, discharged or terminated only by a written instrument signed by the parties.

6.4 Notices, etc. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given (a) four (4) days after being deposited in the mail, certified air postage prepaid, return receipt requested, or (b) when delivered by hand, by messenger or overseas express air freight service (such as DHL), or (c) on the date of facsimile transmission (FAX) or electronic mail (email) if sent at or prior to 5:30 p.m. (New York City time) on a Business Day, or the next Business Day after the date of facsimile or email transmission, if sent on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on a Business Day, in any case addressed as follows:

To any Purchaser:	At the address or FAX number or email address of Purchaser shown on the signature page of this Agreement

To the Company:	MannKind Corporation Attention: Chief Financial Officer FAX: Email:

Any party may change its address for the purpose of this Agreement by giving notice to each other party in accordance with this Section.

6.5 Expenses. Purchaser and the Company shall bear their own expenses, including fees and expenses of their own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by the party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp taxes and other taxes and duties levied in connection with the delivery of the Shares to Purchaser.

6.6 Brokers. The Purchaser shall have no liability to any broker, finder, investment banker, or other advisor retained or engaged by the Company or any subsidiary of the Company in connection with the transactions contemplated by this Agreement. The fees of the Placement Agent, comprised of 3.5% of the Final Purchase Price and five year warrants of 1.15% of the total Share Amount at an exercise price equal to the PPS and Escrow Agent total fee that is NIS 60,000 (regardless of the number of Purchasers the Company entered into an Agreement) shall be fully borne and paid by the Company.

6.7 Titles and Subtitles. The titles or headings of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, each such unenforceable provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if each such unenforceable provision were so excluded, and the balance of this Agreement as so interpreted shall be enforceable in accordance with its terms.

6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed with signatures transmitted among the parties by facsimile or by email delivery of a pdf format data file, and no party shall deny the validity of a signature or this Agreement signed and so transmitted on the basis that a signed document is represented by a copy or facsimile or pdf format data file and not an original.

[Signatures on following page]

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the date first above written.

COMPANY:

MannKind Corporation

By:

Title:

PURCHASER:

By:

Title:

Address:

FAX Number:

Email: